Interim Financial Data, Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Description of Business and Summary of Significant Accounting Policies
Note 1 – Description of Business and Summary of Significant Accounting Policies

Description of Business

Omnicare, Inc. (“Omnicare” or the “Company”) is a leading geriatric pharmaceutical services company.  Omnicare is the nation’s largest provider of pharmaceuticals and related ancillary pharmacy services to long-term healthcare institutions.  Omnicare’s clients include primarily skilled nursing facilities (“SNFs”), assisted living facilities (“ALFs”), retirement centers, independent living communities, hospitals, hospice, and other healthcare settings and service providers.  At December 31, 2010, Omnicare served long-term care facilities as well as chronic care and other settings comprising approximately 1,385,000 beds, including approximately 86,000 patients served by the patient assistance programs of its specialty pharmacy services business.  The comparable number at December 31, 2009 was approximately 1,377,000 beds (including approximately 68,000 patients served by patient assistance programs).  Omnicare provides its long-term care pharmacy services in 47 states in the United States (“U.S.”), the District of Columbia and Canada at December 31, 2010.  Omnicare’s pharmacy services also include distribution and product support services for specialty pharmaceuticals.

Discontinued Operations
In March 2011, Omnicare committed to a plan to divest its Contract Research Services organization (“CRO Services”).  The sale of CRO Services was completed in April 2011. Also, in April 2011, the Company divested of its Tidewater Group Purchasing Organization (“Tidewater”).  In accordance with the accounting standard addressing the accounting for the impairment or disposal of long-lived assets, CRO Services and Tidewater are presented as discontinued operations in the Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, and the Notes to Consolidated Financial Statements herein for all periods presented.  See the “Discontinued Operations” note of the Notes to Consolidated Financial Statements for further discussion of discontinued operations.  Following the discontinuance of CRO Services, Omnicare now operates in one segment, the Pharmacy Services Segment.  Accordingly, operating segment data is no longer provided.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned and majority-owned subsidiaries.  Omnicare consolidates entities in which the Company is the primary beneficiary, in accordance with the authoritative guidance regarding the consolidation of variable interest entities.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Translation of Foreign Financial Statements

Assets and liabilities of the Company’s foreign operations are translated at the year-end rate of exchange, and the income statements are translated at average rates of exchange.  Gains or losses from translating foreign currency financial statements are accumulated in a separate component of stockholders’ equity.

Cash Equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less. Carrying values of cash and cash equivalents approximate fair value due to the short-term nature of these instruments.

Omnicare maintains amounts on deposit with various financial institutions, which may, at times, exceed federally insured limits. However, management periodically evaluates the credit-worthiness of those institutions, and the Company has not experienced any losses on such deposits.

Restricted Cash

Restricted cash primarily represents cash transferred to separate irrevocable trusts for settlement of employee health and severance costs, and cash collected on behalf of third parties.

Fair Value of Financial Instruments

The Company applies the authoritative guidance for fair value measurements, which defines a hierarchy which prioritizes the inputs in fair value measurements.  “Level 1” measurements are measurements using quoted prices in active markets for identical assets or liabilities.  “Level 2” measurements use significant observable inputs.  “Level 3” measurements are measurements using significant unobservable inputs which require a company to develop its own assumptions.  In recording the fair value of assets and liabilities, companies must use the most reliable measurement available.

See further discussion at the “Fair Value” note of the Notes to Consolidated Financial Statements.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of interest-bearing cash and cash equivalents, assets invested for settlement of the Company’s employee benefit obligations, accounts receivable and fixed to floating interest rate swap agreements.

The Company is exposed to credit risk in the event of default by the financial institutions or issuers of cash and cash equivalents to the extent recorded on the Consolidated Balance Sheets.  Specifically, at any given point in time, the Company has cash on deposit with financial institutions, and cash invested in high quality short-term money market funds and/or U.S. government-backed repurchase agreements, generally having original maturities of three months or less, in order to minimize its credit risk.

The Company establishes allowances for doubtful accounts based on various factors, including historical credit losses and specifically identified credit risks.  Management reviews the allowances for doubtful accounts on an ongoing basis for appropriateness.  For the years ended December 31, 2010, 2009 and 2008, no single customer accounted for 10% or more of revenues.  The Company generally does not require collateral from its customers relating to the extension of credit in the form of accounts receivable balances.

In 2010, approximately one-half of Omnicare’s pharmacy services billings were directly reimbursed by government-sponsored programs.  These programs include primarily federal Medicare Part D and, to a lesser extent, the state Medicaid programs.  The remainder of Omnicare’s billings were paid or reimbursed by individual residents or their responsible parties (private pay), facilities and other third-party payors, including private insurers.  A portion of these revenues also are indirectly dependent on government programs.  The table below represents the Company’s approximated payor mix (as a % of annual sales) for the last three years ended December 31,:

	2010	2009	2008
Private pay, third-party and facilities (a)	42%	43%	45%
Federal Medicare program (Part D & Part B)	46%	45%	43%
State Medicaid programs	9%	10%	10%
Other sources	3%	2%	2%
Totals	100%	100%	100%

(a) Includes payments from SNFs on behalf of their federal Medicare program-eligible residents (Medicare Part A) and for other services and supplies, as well as payments from third-party insurers and private pay.

Accounts Receivable

The following table is an aging of the Company’s December 31, 2010 and 2009 gross accounts receivable (net of allowances for contractual adjustments, and prior to allowances for doubtful accounts), aged based on payment terms and categorized based on the three primary overall types of accounts receivable characteristics (in thousands):

	December 31, 2010
	Current and 0-180 Days Past Due	181 Days and Over Past Due	Total
Medicare (Part D and Part B), Medicaid and Third-Party payors	$260,788	$185,934	$446,722
Facility payors	389,887	312,996	702,883
Private Pay payors	96,047	167,198	263,245
Total gross accounts receivable (net of contractual allowance adjustments)	$746,722	$666,128	$1,412,850

	December 31, 2009
	Current and 0-180 Days Past Due	181 Days and Over Past Due	Total
Medicare (Part D and Part B), Medicaid and Third-Party payors	$324,942	$177,054	$501,996
Facility payors	404,134	360,752	764,886
Private Pay payors	106,321	142,482	248,803
Total gross accounts receivable (net of contractual allowance adjustments)	$835,397	$680,288	$1,515,685

During the fourth quarter 2010, Omnicare implemented a Company-wide Reorganization Program.  Among other changes, this program has resulted in numerous senior management and other organizational leadership changes, including a realignment of division presidents for its long term care pharmacy divisions and change in its Office of General Counsel.  As a result of these activities and the performance of its year end closing process, the Company reassessed the allowance for doubtful accounts for facility receivables and concluded that an incremental charge of $48.5 million was necessary.  The key factors leading to management’s change in estimate relate primarily to a decision in the fourth quarter of 2010 to implement a different strategic approach for the resolution of past due accounts which are disputed and/or currently in litigation.  In particular, this new approach includes a heightened focus on settling outstanding accounts receivable disputes and the avoidance of protracted costly and often disruptive litigation, where possible.  As a result of this change in approach, the Company believes it will have reduced opportunity to monetize disputed receivables through litigation, increasing risk of uncollectible accounts receivable.

Notes Receivable

The Company periodically enters into notes receivable from its customers in the normal course of business.  These notes receivable and the related allowance for losses are recorded in the “Other Current Assets” and “Other Non-Current Assets” captions of the Consolidated Balance Sheets, and are not considered material to the consolidated financial position of the Company.  The Company assesses and monitors credit risk associated with notes receivable through review of the customer’s net worth, payment history, long-term debt ratings and/or other information available from recognized credit rating services.  The receivables are periodically assessed for significant changes in credit ratings or other information indicating an increase in exposure to credit risk.  Historic losses on notes receivable have not been material.

Inventories

Inventories consist primarily of purchased pharmaceuticals and medical supplies held for sale to customers and are stated at the lower of cost or market.  Cost is determined using the first-in, first-out method.  Physical inventories are typically performed on a monthly basis at all pharmacy sites, and in all cases the Company’s policy is to perform them at least once a quarter.  Cost of goods sold is recorded based on the actual results of the physical inventory counts, and is estimated when a physical inventory is not performed in a particular month.

The Company receives discounts, rebates and/or other price concessions (“Discounts”) relating to purchases from its suppliers and vendors.  When recognizing the related receivables associated with the Discounts, Omnicare accounts for these Discounts as a reduction of cost of goods sold and inventories.  The Company records its estimates of Discounts earned during the period on the accrual basis of accounting, giving proper consideration to whether those Discounts have been earned based on the terms of applicable arrangements, and to the levels of inventories remaining on-hand.  Receivables related to Discounts are regularly adjusted based on the best available information, and to actual amounts as cash is received and the applicable arrangements are settled.

Properties and Equipment

Properties and equipment are stated at cost less accumulated depreciation.  Expenditures for maintenance, repairs, renewals and betterments that do not materially prolong the useful lives of the assets are charged to expense as incurred.  Depreciation of properties and equipment is computed using the straight-line method over the estimated useful lives of the assets, which range from five to 10 years for computer equipment and software, machinery and equipment, and furniture and fixtures.  Buildings and building improvements are depreciated over 40 years, and leasehold improvements are amortized over the lesser of the initial lease terms or their useful lives.  The Company capitalizes certain costs that are directly associated with the development of internally developed software, representing the historical cost of these assets.  Once the software is completed and placed into service, such costs are amortized over the estimated useful lives, ranging from five to 10 years.

Leases

Rental payments under operating leases are expensed.  Leases that substantially transfer all of the benefits and risks of ownership of property to Omnicare or otherwise meet the criteria for capitalization are accounted for as capital leases.  An asset is recorded at the time a capital lease is entered into together with its related long-term obligation to reflect its purchase and financing.  Property and equipment recorded under capital leases are depreciated on the same basis as previously described.

Valuation of Long-Lived Assets

Long-lived assets such as property and equipment, software (acquired and internally developed) and investments are reviewed for impairment when events or changes in circumstances indicate that the book carrying amount of the assets may not be recoverable.  An impairment loss would be recognized when estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition are less than its book carrying amount.

Goodwill, Intangibles and Other Assets

Intangible assets are comprised primarily of goodwill, customer relationship assets, noncompete agreements, technology assets, and trademarks and trade names, all originating from business combinations accounted for as purchase transactions.  Goodwill is reviewed at the reporting unit level for impairment using a fair value based approach at least annually or between annual tests if events occur or circumstances indicate there may be an impairment.  Intangible assets that are being amortized under the authoritative guidance are amortized over their useful lives, ranging from five to 15 years.  Indefinite-lived intangible assets are reviewed annually for impairment, which resulted in a write-off of approximately $13.3 million during 2010, as further discussed at the “Goodwill and Other Intangible Assets” note of the Notes to Consolidated Financial Statements.

Debt issuance costs are included in the “Other noncurrent assets” line of the Consolidated Balance Sheets and are amortized over the life of the related debt, and to the put and initial redemption date of December 15, 2015 in the case of the 3.25% convertible senior debentures due 2035.

Insurance Accruals

The Company is self-insured for certain employee health, property and casualty insurance claims.  The Company carries a stop-loss umbrella policy for health insurance to limit the maximum potential liability for both individual and aggregate claims for a plan year.  Claims are paid as they are submitted to the respective plan administrators.  The Company records monthly expense for the self-insurance plans in its financial statements for incurred claims, based on historical claims experience and input from third-party insurance professionals in order to determine the appropriate accrual level.  The accrual gives consideration to claims that have been incurred but not yet paid and/or reported to the plan administrator.  The Company establishes the accruals based on the historical claim lag periods, current payment trends for similar insurance claims and input from third-party insurance and valuation professionals.

The book carrying amount of the Company’s property and casualty accrual available for self-insured retentions and deductibles, at December 31, 2010 and 2009, was $21.2 million and $21.4 million, respectively.  The discount rate utilized in the computation of the property and casualty accrual balance at December 31, 2010 and 2009, was 2.3% and 2.4%, respectively.

Revenue Recognition

In general, Omnicare recognizes revenue when products are delivered or services are rendered or provided to the customer, prices are fixed and determinable and collection is reasonably assured.

A significant portion of the Company’s revenues from sales of pharmaceutical and medical products have been reimbursed by the federal Medicare Part D plan and, to a lesser extent, state Medicaid programs.  Payments for services rendered to patients covered by these programs are generally less than billed charges.  The Company monitors its revenues and receivables from these reimbursement sources, as well as other third-party insurance payors, and records an estimated contractual allowance for certain sales and receivable balances at the revenue recognition date, to properly account for anticipated differences between billed and reimbursed amounts.  Accordingly, the total net sales and receivables reported in the Company’s financial statements are recorded at the amount ultimately expected to be received from these payors.  Since billing functions for a portion of the Company’s revenue systems are largely computerized, enabling on-line adjudication (i.e., submitting charges to Medicare, Medicaid or other third-party payors electronically, with simultaneous feedback of the amount to be paid) at the time of sale to record net revenues, exposure to estimating contractual allowance adjustments is limited primarily to unbilled and/or initially rejected Medicare, Medicaid and third-party claims (typically approved for reimbursement once additional information is provided to the payor).  For the remaining portion of the Company’s revenue systems, the contractual allowance is estimated for all billed, unbilled and/or initially rejected Medicare, Medicaid and third-party claims.  The Company evaluates several criteria in developing the estimated contractual allowances for billed, unbilled and/or initially rejected claims on a monthly basis, including historical trends based on actual claims paid, current contract and reimbursement terms, and changes in customer base and payor/product mix.  Contractual allowance estimates are adjusted to actual amounts as cash is received and claims are settled, and the aggregate impact of these resulting adjustments were not significant to the Company’s operations for any of the periods presented.

Patient co-payments are associated with certain state Medicaid programs, Medicare Part B, Medicare Part D and certain third-party payors and are typically not collected at the time products are delivered or services are rendered, but are billed to the individual as part of the Company’s normal billing procedures.  These co-payments are subject to the Company’s normal accounts receivable collections procedures.

Under certain circumstances, the Company accepts returns of medications and issues a credit memo to the applicable payor.  The Company estimates and accrues for sales returns based on historical return experience, giving consideration to the Company’s return policies.  Product returns are processed in the period received, and are not significant.

Stock-Based Compensation

The Company records compensation costs relating to share-based payment transactions in its financial statements under a fair value recognition model.  Under the provisions of this guidance, share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense ratably over the requisite service period of the award (usually the vesting period).

Delivery Expenses

Omnicare incurred expenses totaling approximately $177 million, $181 million and $192 million for the years ended December 31, 2010, 2009 and 2008, respectively, to deliver the products sold to its customers.  Delivery expenses are included in the “Selling, general and administrative expenses” line of the Consolidated Statements of Income.

Evaluation of Subsequent Events

The Company evaluated subsequent events through the date the Consolidated Financial Statements were issued.  No matters were identified that would materially impact the Company’s Consolidated Financial Statements or require disclosure.

Income Taxes

The Company accounts for income taxes using the asset and liability method under which deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates to differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements.

Future tax benefits are recognized to the extent that realization of those benefits is considered to be more likely than not, and a valuation allowance is established for deferred tax assets which do not meet this threshold.

Under the authoritative guidance regarding the accounting for uncertainty in income taxes, which provides guidance for the financial statement recognition and measurement of income tax positions taken or expected to be taken in a tax return, recognition and measurement are considered discrete events.  The recognition threshold is met when it is determined a tax position, based solely on its technical merits, is more likely than not to be sustained upon examination by the relevant taxing authority.  If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements.  A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to be recognized in the financial statements.

Accumulated Other Comprehensive Income (Loss)

The accumulated other comprehensive income (loss) at December 31, 2010 and 2009, by component and in the aggregate, follow (in thousands):

	December 31,
	2010	2009
Cumulative foreign currency translation adjustments	$15,239	$19,046
Unrealized gain on fair value of investments	997	73
Pension and postemployment benefits	(1,022)	(34,459)
Total accumulated other comprehensive income (loss), net	$15,214	$(15,340)

The amounts are net of applicable tax benefits of approximately $21.5 million in 2009.  The tax benefit amounts for 2010 were inconsequential.

Other Miscellaneous Charges

Other miscellaneous charges consist of the following (in thousands):

	December 31,
	2010	2009	2008
Acquisition and other related costs (1)	$5,319	$1,399	$-
Stock option expense (2)	4,207	5,633	-
Repack matters - SG&A (3)	663	1,503	914
Loss on plane lease (4)	6,785	-	-
Debt redemption loss and costs (5)	27,346	-	-
Subtotal - other miscellaneous charges	44,320	8,535	914
Repack matters - COS (3)	(1,898)	(2,642)	5,531
Total - other miscellaneous charges, net	$42,422	$5,893	$6,445

(1)	See further discussion at the “Acquisitions” note of the Notes to Consolidated Financial Statements.
(2)	See further discussion at the “Stock-Based Compensation” note of the Notes to Consolidated Financial Statements.
(3)	See further discussion at the “Commitments and Contingencies” note of the Notes to Consolidated Financial Statements.
(4)	The year ended December 31, 2010 includes a charge relating to the termination of the Company’s prior aircraft lease.
(5)	See further discussion at the “Debt” note of the Notes to Consolidated Financial Statements.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company’s consolidated financial statements in accordance with U.S. GAAP requires management to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities and stockholders’ equity at the date of the financial statements, the reported amounts of revenues and expenses during the reporting periods and amounts reported in the accompanying notes to consolidated financial statements.  Significant estimates underlying the accompanying consolidated financial statements include the allowance for doubtful accounts and contractual allowance reserve; the net carrying value of inventories; acquisition-related accounting including goodwill and other indefinite-lived intangible assets, and the related impairment assessments; accruals pursuant to the Company’s restructuring initiatives; employee benefit plan assumptions and reserves; stock-based compensation; various other operating allowances and accruals (including employee health, property and casualty insurance accruals and related assumptions); fair value determinations; and current and deferred tax assets, liabilities and provisions.  Actual results could differ from those estimates depending upon the resolution of certain risks and uncertainties.

Potential risks and uncertainties, many of which are beyond the control of Omnicare, include, but are not necessarily limited to, such factors as overall economic, financial and business conditions; delays and reductions in reimbursement by the government and other payors to Omnicare and/or its customers; the overall financial condition of Omnicare’s customers; the effect of new government regulations, executive orders and/or legislative initiatives, including those relating to reimbursement and drug pricing policies and changes in the interpretation and application of such policies; efforts by payors to control costs; the outcome of disputes and litigation; the outcome of audit, compliance, administrative or investigatory reviews, including governmental/regulatory inquiries; other contingent liabilities; currency fluctuations between the U.S. dollar and other currencies; changes in international economic and political conditions; changes in interest rates; changes in the valuation of the Company’s financial instruments, including the swap agreements and other derivative instruments; changes in employee benefit plan assumptions and reserves; changes in tax laws and regulations; access to capital and financing; the demand for Omnicare’s products and services; pricing and other competitive factors in the industry; changes in insurance claims experience and related assumptions; the outcome of the Company’s annual goodwill and other identifiable intangible assets assessments; variations in costs or expenses; and changes in accounting rules and standards.

Recently Issued Accounting Standards

In March 2010, the Financial Accounting Standards Board (“FASB”) amended the authoritative guidance for derivatives and hedging – embedded derivatives to clarify the scope exception for embedded credit derivative features related to the transfer of credit risk in the form of subordination of one financial instrument for another.  These amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting.  The Company does not anticipate the effect of this recently issued guidance to be material to its consolidated results of operations, financial position and cash flows.

In December 2010, the FASB amended the authoritative guidance for goodwill to modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts.  The new guidance requires those reporting units to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists.  The Company does not anticipate the effect of this recently issued guidance to be material to its consolidated results of operations, financial position and cash flows.

Reclassifications

Certain reclassifications of prior-year amounts have been made to conform with the current-year presentation, none of which were considered material to the Company’s financial statements taken as a whole.